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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



       DATE OF REPORT (Date of earliest event reported): February 28, 2001


                              NEUBERGER BERMAN INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-15361


            DELAWARE                            06-1523639
            -------------------------------     -------------------
            (State or other jurisdiction of     (I.R.S. Employer
            incorporation or organization)      Identification No.)


                                605 Third Avenue
                               New York, NY 10158
                    ----------------------------------------
                    (Address of principal executive offices)


                                 (212) 476-9000
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              (Registrant's telephone number, including area code)


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ITEM 5.     OTHER EVENTS

            On February 28, 2001, Neuberger Berman Inc. (the "Corporation"), announced that it completed its acquisition of Executive Monetary Management, Inc., ("EMM"), a New York City based firm that provides wealth management services, including investment advisory services, to high net worth individuals and families. As of the closing date, EMM's clients had approximately $1.8 billion of investable assets. A copy of the press release issued by the Corporation is attached as
            Exhibit 99.1 and incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            ( c )  Exhibits

            99.1  Press release dated February 28, 2001.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Neuberger Berman Inc.
                                          (Registrant)


      Date: March 7, 2001                 By:_____________________________

                                          Kevin Handwerker
                                          Senior Vice President, General Counsel
                                          and Secretary



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                                  EXHIBIT INDEX

      99.1 Press release issued by the Corporation on February 28, 2001, with respect to acquisition of Executive Monetary Management.